McMoRan Exploration Co.

nyse:MMR





1st Quarter 2003 Earnings Conference Call

James R. Moffett

Co-Chairman of the Board

Richard C. Adkerson

Co-Chairman of the Board and Chief Executive Officer

April 22, 2003

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated production rates and revenues. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; and mine closure costs. Such factors and others are more fully described in more detail in McMoRan's 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2002.

Exploration Activities

El Paso Program (100,000 Gross Acres)

- Mound Point Offset Drilled to 17,865'
  - LWD Log Indicates Significant Intervals of Potential Pay
  - Potential Pay in Shallower Zones Than Previous McMoRan Discovery
- First Production from JB Mountain Well Expected by Mid-year 2003
- Hurricane (JB Mountain Intermediate) Exploration Well to Spud by Mid-year 2003
- JB Mountain Offset Well to Spud by Mid-year 2003
- Significant Potential: MMR Receives 50% of Program's Interest After 100 Bcfe Production

Shiner Well (Main Pass 97)

- Spud in April, Being Evaluated by Wireline Log

Mound Point Drilling Update




MOUND POINT
DISCOVERY
COMPLETING

- Well Spud on February 11, 2003
- Drilled to 17,865'
- LWD Log Indicates Significant Intervals of Potential Pay
- Potential Pay in Shallower Zones Than Previous McMoRan Discovery
- Approximately 1 Mile From 2001 Exploratory Well That Flowed at Various Rates from 10-20 MMCFE/D Before Mechanical Problems Required it to be Shut In



LA State Lease 340



A
A'
JB MTN.
Discovery
Mound Point
Discovery
Mound Point
Offset (Drilling)
10000
15000
20000
STRAT-A
STRAT-B
STRAT-C
STRAT-C
FOLD
POINT
5 MILES
4 MILES
S
N
W
E
McMoRan Oil & Gas LLC
JB MOUNTAIN/MOUND POINT AREA
SCHEMATIC CROSS SECTION
A-A' - JB MTN TO MOUND PT.

Index Map



208
207
213
SHALLOW CUM. PROD.
TIGER SHOAL FIELD 3.3 TCFE
MOUND PT.
OFFSET (Drilling)
MOUND PT.
DISCOVERY
A'
B
FOLD
POINT
218
217
216
215
214
JB MTN
INTER.
6.7 Mi.
SHALLOW CUM. PROD.
MOUND POINT 2.5 TCFE
221
222
223
224
225
JB MTN
DISCOVERY
B'
231
230
A
229
228
227
5 Miles

JB Mountain Update





JB MOUNTAIN
DISCOVERY
COMPLETING

- Exploratory Well Drilled to 22,000 Feet
- Wireline Logs/Formation Tests Have Indicated Significant Hydrocarbon Pay
- Estimated flow rate of over 60 mmcf/d and 4,900 bbls/day (90 mmcfe/day)
- Initial Production Expected Mid-year 2003

South Marsh Island 223

JB Mountain is Located in 10 Feet of Water Where McMoRan Has Exploration Rights to Approximately 80,000 Gross Acres in the OCS 310 and La. State Lease 340 Areas



JB MTN. INTERMEDIATE
JB MTN.
Discovery
B
B'
ALT. LOC. C
ALT. LOC. B
ALT. LOC. A
10000
15000
20000
STRAT-A
STRAT-B
STRAT-C
6 MILES
NW
SE
McMoRan Oil & Gas LLC
JB MOUNTAIN/MOUND POINT AREA
SCHEMATIC CROSS SECTION
B-B'
JB INTERMEDIATE TO JB MTN.

Near-Term Exploration Prospects



McMoRan
SOUTH MARSH ISLAND 217
Hurricane
(JB Mountain Intermediate)
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
SOUTH MARSH ISLAND 223
JB Mountain
JB Mountain Offset
VERMILION 208
Lombardi Deep
MAIN PASS 97
Shiner
EUGENE ISLAND 212/213
Phoenix
GARDEN BANKS 537/580/625
Raven/Gunnison
SOUTH MARSH ISLAND 183
Blackhawk
EUGENE ISLAND 193
Deep Tern Miocene
NEW ORLEANS
MOBILE
PENSACOLA
CHANDELEUR
BRETON SOUND
DESTIN DOME
VIOSCA KNOLL
WEST DELTA
SOUTH PELTO
SHIP SHOAL
SOUTH TIMBALIER
VERMILION
BRAZOS
MATAGORDA ISLAND
MUSTANG ISLAND
EAST BREAKS
CORPUS
SOUTH PADRE ISLAND
ALAMINOS CANYON
KEATHLEY CANYON
HENDERSON

McMoRan/El Paso Program Prospects

McMoRan Prospects

McMoRan/K-Mc I Prospect

Main Pass Energy Hub: Deepwater Port


Crude Storage
and Blending
Crude
LNG
CNG
LPG
Natural Gas
Storage
Cuttings
OSV
Crude
Tankage
LPG Liquids
Storage
CNG
Shuttle SPB
Crude
Shuttle SPB
Conceptual View

McMoRan Summary

- Debt Free with $9.7 Million Cash and Positive Working Capital
- Drilling Arrangements Provide Exploration and Development Funding
- Current Drilling Operations Provide Significant Near Term Potential
- Alliance With K1 Provides Expanded Range of Growth Opportunities


McMoRan Exploration Co.
McMoRan
nyse:MMR
Question & Answer
Session
in Progress
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